COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

Supplement dated March 3, 2011

to the Prospectuses listed below, each as supplemented

Columbia Small Cap Value Fund II

Supplement to the Prospectuses dated July 1, 2010 and September 27, 2010

Columbia Real Estate Equity Fund

Supplement to the Prospectuses dated April 29, 2010 and September 27, 2010

Columbia Strategic Investor Fund

Supplement to the Prospectuses dated January 1, 2011

SHAREHOLDER MEETINGS

On February 28, 2011, at an adjourned session of the Joint Special Meeting of Shareholders originally held on February 14, 2011 (the “Meeting”), shareholders of the Funds listed in Table 1 below approved the corresponding proposals indicated by an “X” in the table. Not all proposals apply to all Funds (a shaded box indicates that the particular proposal does not apply to the particular Fund). As indicated by an “ADJ” in the table, the Meeting has been further adjourned for the policy change proposal for Columbia Real Estate Equity Fund. The Meeting will be reconvened to consider the policy change proposal at 1:00 p.m. (Eastern) on March 29, 2011 at 225 Franklin Street (Room 3200 on the 32nd Floor), Boston, Massachusetts 02110. The adjournment will provide additional time for further solicitation of the policy change proposal. Following Table 1 is a brief discussion of each of the Fund proposals considered at the adjourned session.

Table 1. Shareholder Meeting Approvals

Fund	1. Investment Management Services Agreement Proposal	2. Policy Change Proposal
Columbia Real Estate Equity Fund		ADJ
Columbia Small Cap Value Fund II	X
Columbia Strategic Investor Fund	X

1. Investment Management Services Agreement (“IMS Agreement”) Proposal. Shareholders of Columbia Small Cap Value Fund II and Columbia Strategic Investor Fund approved an amended IMS Agreement with Columbia Management Investment Advisers, LLC increasing their investment advisory fee rates at certain asset levels. In addition to these changes in investment advisory fee rates, these Funds will also experience changes to their administration/administrative fee rates. These changes, which are described in a supplement dated February 17, 2011, became effective for Columbia Strategic Investor Fund on March 1, 2011 and are expected to become effective for Columbia Small Cap Value Fund II on or about July 1, 2011.

2. Policy Change Proposal. The Meeting was adjourned with respect to the proposal to convert Columbia Real Estate Equity Fund’s investment objective and a related 80% investment policy from “fundamental” (requires shareholder approval to modify in the future) to “non-fundamental” (does not require shareholder approval to modify in the future).

Shareholders should retain this Supplement for future reference.

C-1381-1 A (3/11)